General	12 Months Ended
Dec. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
General
Note 1 - General

Otonomo Technologies Ltd. (together with its subsidiaries, “Otonomo”, or the “Company”) was incorporated as an Israeli corporation in December 2015. The Company provides an automotive data service platform enabling car manufacturers, drivers, insurance carriers and service providers to be part of a connected ecosystem as well as mobility intelligence which transforms vast amounts of anonymized data and activity signals into actionable, impactful, and valuable insights.

On February 9, 2023, subsequent to the balance sheet date, the Company and Urgent.ly, Inc. (“Urgently”), a provider of digital roadside and mobility assistance technology and services, entered into a definitive agreement to merge and the Company will become a wholly owned subsidiary of Urgently. Upon closing of the transaction, holders of the Company’s ordinary shares will receive common stock of Urgently. The Company’s shareholders and other equity holders will own, in the aggregate, approximately 33% of the combined company on a fully diluted basis, subject to the determination of the final exchange ratio pursuant to the terms set forth in the definitive agreement. The transaction is expected to close in the third quarter of 2023, subject to the approval of the Company’s shareholders and the satisfaction of other customary closing conditions.